UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
AUGUST 3, 2007

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-13368	37-1103704
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1515 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of principal executive offices)	(Zip Code)

(217) 234-7454
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2007, Christie L. Wright retired from her position as Vice President, Secretary and Treasurer of First Mid Illinois Bancshares, Inc. (“The Company”) and Vice President of Investments for First Mid-IL Bank and Trust, N.A. (“First Mid”). Ms. Wright was Vice President, Secretary and Treasurer of the Company since 1998 and Vice President of First Mid since 1995. Laurel G. Allenbaugh will assume the role of Vice President, Secretary of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

           FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: August 3, 2007       /s/ William S. Rowland

           William S. Rowland
           Chairman and Chief Executive Officer